STATEMENTS OF OPERATIONS (USD $)	12 Months Ended		77 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2011
Operating expenses:
Research and development	$ 5,690,836	$ 4,139,554	$ 28,308,078
General and administrative	1,956,115	886,591	7,043,941
Total operating expenses	7,646,951	5,026,145	35,352,019
Loss from operations	(7,646,951)	(5,026,145)	(35,352,019)
Other income (expense):
Interest income	28,771	19,339	406,271
Interest expense			(1,260,099)
Other (expense) income	(290,933)	983,780	692,847
Total other income (expense)	(262,162)	1,003,119	(160,981)
Net loss	(7,909,113)	(4,023,026)	(35,513,000)
Preferred stock dividends	81,651	237,423
Net loss available to common stockholders	$ (7,990,764)	$ (4,260,449)
Net loss per share - basic and diluted	$ (0.23)	$ (0.21)
Weighted-average shares outstanding -basic and diluted	34,514,594	20,412,024